Long-Term Debt	6 Months Ended
Jun. 30, 2018
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	June 30, 2018	December 31, 2017
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2018 to 2022	110,000	254,275
U.S. Dollar-denominated Term Loans due from 2019 to 2031	1,036,515	935,286
Norwegian Kroner-denominated Bonds due from 2018 to 2021	380,491	377,856
Euro-denominated Term Loans due from 2018 to 2023	217,621	232,957
Other U.S. Dollar-denominated loan	—	10,000
Total principal	1,744,627	1,810,374
Unamortized discount and debt issuance costs	(16,872)	(12,382)
Total debt	1,727,755	1,797,992
Less current portion	(372,378)	(552,404)
Long-term debt	1,355,377	1,245,588

As at June 30, 2018, the Partnership had two revolving credit facilities available, of which one credit facility is current and one is long-term. The two credit facilities, as at such date, provided for borrowings of up to $376.5 million (December 31, 2017 – $443.7 million), of which $266.5 million (December 31, 2017 – $189.4 million) was undrawn. Interest payments are based on LIBOR plus margins, which margins ranged from 1.25% to 2.25%. The amount available under the two revolving credit facilities will be reduced by $200.9 million during the remainder of 2018, $22.4 million in 2019, $23.4 million in 2020, $24.4 million in 2021 and $105.4 million in 2022. The revolving credit facilities may be used by the Partnership to fund general partnership purposes. One of the revolving credit facilities is unsecured, while the other revolving credit facility is collateralized by first-priority mortgages granted on two of the Partnership’s vessels, together with other related security, and includes a guarantee from its two subsidiaries of all outstanding amounts.

As at June 30, 2018, the Partnership had eight U.S. Dollar-denominated term loans outstanding which totaled $1.0 billion in aggregate principal amount (December 31, 2017 – $935.3 million). Interest payments on the term loans are based on LIBOR plus a margin, which margins ranged from 0.30% to 3.25%. The eight term loans require quarterly interest and principal payments and seven term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 20 of the Partnership’s vessels to which the loans relate, together with certain other related security. In addition, at June 30, 2018, all of the outstanding term loans were guaranteed by either the Partnership or Teekay Nakilat Corporation, a joint venture of which the Partnership is a 70% owner (or the Teekay Nakilat Joint Venture).

The Partnership has Norwegian Kroner (or NOK) 3.1 billion of senior unsecured bonds in the Norwegian bond market that mature through 2021. As at June 30, 2018, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $380.5 million (December 31, 2017 – $377.9 million). The interest payments on the bonds are based on NIBOR plus a margin, which margins ranged from 3.70% to 6.00%. The Partnership entered into cross-currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.72% and the transfer of principal fixed at $430.5 million upon maturity in exchange for NOK 3.1 billion (see Note 10).

The Partnership has two Euro-denominated term loans outstanding, which as at June 30, 2018, totaled 186.2 million Euros ($217.6 million) (December 31, 2017 – 194.1 million Euros ($233.0 million)). Interest payments are based on EURIBOR plus margins, which margins ranged from 0.60% to 2.25% as at June 30, 2018, and the loans require monthly interest and principal payments. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two of the Partnership's vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

The weighted-average interest rates for the Partnership’s long-term debt outstanding at June 30, 2018 and December 31, 2017 were 4.11% and 3.34%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 10). At June 30, 2018, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 3.25%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Partnership’s cross-currency swaps, the Partnership incurred foreign exchange gains (losses) of $8.4 million and $(15.8) million for the three months ended June 30, 2018 and 2017, respectively, and $7.2 million and $(19.4) million for the six months ended June 30, 2018 and 2017, respectively.

The aggregate annual long-term debt principal repayments required subsequent to June 30, 2018, after giving effect to the debt facility refinancing completed in July 2018 (see Note 16a), are $309.1 million (remainder of 2018), $131.5 million (2019), $400.5 million (2020), $405.5 million (2021), $76.7 million (2022) and $421.3 million (thereafter).

Certain loan agreements require that (a) the Partnership maintain minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintain restricted cash deposits. As at June 30, 2018, the Partnership has four facilities with an aggregate outstanding loan balance of $238.8 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios ranging from 110% to 135%, which as at June 30, 2018, ranged from 126% to 183%. The vessel values used in calculating these ratios are the appraised values provided by third parties where available, or prepared by the Partnership based on second-hand sale and purchase market data. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans or revolving credit facilities and, in addition, the term loan in the Teekay Nakilat Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at June 30, 2018, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and term loans.